SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment Number 2

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): AUGUST 5, 2002

FAIR, ISAAC AND COMPANY, INCORPORATED

(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-16439 (Commission File Number)	94-1499887 (I.R.S. Employer Identification Number)

200 SMITH RANCH ROAD, SAN RAFAEL, CA 94903
(Address of Principal Executive Offices)

(415) 472-2211
(Registrant’s Telephone Number, Including Area Code)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.01
EXHIBIT 99.02

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     The information in this Item 7 is amended and restated in its entirety as follows to correct certain typographical errors contained in the Current Report on Form 8-K of Fair, Isaac and Company, Incorporated, filed on October 21, 2002.

     On August 19, 2002, Fair, Isaac and Company, Incorporated (“Fair, Isaac”) filed a Current Report on Form 8-K to report the closing of its merger (the “Merger”) of a wholly owned subsidiary of Fair, Isaac with and into HNC Software Inc., (“HNC”) pursuant to an Agreement and Plan of Merger, dated as of April 28, 2002 (the “Merger Agreement”), by and among Fair, Isaac, HNC and Northstar Acquisition Inc. As a result of the Merger, HNC became a wholly owned subsidiary of Fair, Isaac.

     In that report, Fair, Isaac indicated that it would file the information required by this Item 7 of Form 8-K no later than the date required by this item. Fair, Isaac is filing this Amendment to provide this financial information, and hereby amends Item 7, in its entirety, as set forth below.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The following financial statements of HNC are filed with this report as Exhibit 99.01 and are incorporated into this report by this reference:

(i)	Audited consolidated balance sheets as of December 31, 2001 and December 31, 2000.

(ii)	Audited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the years ended December 31, 2001, 2000 and 1999.

(iii)	Unaudited consolidated balance sheet as of June 30, 2002.

(iv)	Unaudited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the six months ended June 30, 2002.

(b)	PRO FORMA FINANCIAL INFORMATION.

The following unaudited pro forma financial information is filed with this report as Exhibit 99.02 and is incorporated into this report by this reference.

(i)	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2002.

(ii)	Unaudited pro forma condensed combined consolidated statement of operations for the nine months ended June 30, 2002.

(iii)	Unaudited pro forma condensed combined consolidated statement of operations for the year ended September 30, 2001.

(iv)	Notes to unaudited pro forma condensed combined consolidated financial statements.

(c)	EXHIBITS.

23.01	Consent of PricewaterhouseCoopers LLP (filed herewith)
99.01	Historical financial statements of HNC:
i)	Audited consolidated balance sheets as of December 31, 2001 and December 31, 2000 (incorporated by reference to the Current Report on Form 8-K of HNC Software Inc. filed May 24, 2002 (File No. 0-26146)).

ii)	Audited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the years ended December 31, 2001, 2000 and 1999 (incorporated by reference to the Current Report on Form 8-K of HNC Software Inc. filed May 24, 2002 (File No. 0-26146)).

iii)	Unaudited consolidated balance sheet as of June 30, 2002 (incorporated by reference to the Quarterly Report on Form 10-Q of HNC Software Inc. filed August 14, 2002 (File No. 0-26146)).

iv)	Unaudited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the six months ended June 30, 2002 (incorporated by reference to the Quarterly Report on Form 10-Q of HNC Software Inc. filed August 14, 2002 (File No. 0-26146)).

99.02	Unaudited pro forma condensed consolidated financial information (filed herewith):

i)	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2002.

ii)	Unaudited pro forma condensed combined consolidated statement of operations for the nine months ended June 30, 2002.

iii)	Unaudited pro forma condensed combined consolidated statement of operations for the year ended September 30, 2001.

iv)	Notes to unaudited pro forma condensed combined consolidated financial statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

FAIR, ISAAC AND COMPANY, INCORPORATED

Dated: October 22, 2002

By: /s/ ANDREA M. FIKE

Andrea M. Fike Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

23.01	Consent of PricewaterhouseCoopers LLP

99.01	Historical financial statements of HNC:

	i)	Audited consolidated balance sheets as of December 31, 2001 and December 31, 2000 (incorporated by reference to the Current Report on Form 8-K of HNC Software Inc. filed May 24, 2002 (File No. 0-26146)).

	ii)	Audited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the years ended December 31, 2001, 2000 and 1999 (incorporated by reference to the Current Report on Form 8-K of HNC Software Inc. filed May 24, 2002 (File No. 0-26146)).

	iii)	Unaudited consolidated balance sheet as of June 30, 2002 (incorporated by reference to the Quarterly Report on Form 10-Q of HNC Software Inc. filed August 14, 2002 (File No. 0-26146)).

	iv)	Unaudited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the six months ended June 30, 2002 (incorporated by reference to the Quarterly Report on Form 10-Q of HNC Software Inc. filed August 14, 2002 (File No. 0-26146)).

99.02	Unaudited pro forma condensed consolidated financial information:

	i)	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2002.

	ii)	Unaudited pro forma condensed combined consolidated statement of operations for the nine months ended June 30, 2002.

	iii)	Unaudited pro forma condensed combined consolidated statement of operations for the year ended September 30, 2001.

	iv)	Notes to unaudited pro forma condensed combined consolidated financial statements.